EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Claudio Lai, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Amended Quarterly Report on Form 10-Q/A-1 of Neohydro Technologies Corp. for the period ended September 30, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Neohydro Technologies Corp.

Dated: November 20, 2012

/s/CLAUDIO LAI
Claudio Lai
President, Secretary, Treasurer and Director (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)
Neohydro Technologies Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Neohydro Technologies Corp. and will be retained by Neohydro Technologies Corp. and furnished to the Securities and Exchange Commission or its staff upon request.